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[Logo]           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)                                                    [ PRODUCT NAME ]
                 Retirement Products and Services [1-8##-###-####]                                          GROUP/OWNER APPLICATION
                 P.O. Box [###]  Bostons, MA [#####] OR
                 One Copley Place Boston, MA 02116

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A     GROUP/OWNER  Name
                         ----------------------------------------------------------------------------------------------------------
      INFORMATION  Address
                           --------------------------------------------------------------------------------------------------------
                   City                                                               State                       Zip
                       --------------------------------------------------------------      ----------------------    --------------
                   Tax Identification Number           -
                                            -----------------------------------------

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B        TRUSTEES  Ownership: Trustee(s) specified will be the Owner(s) of the Contract.
   (IF APPLICABLE)

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C         MAILING  Unless the box below is checked, confirmation statements will be mailed to the Address in Section A.
     INSTRUCTIONS  / / Mail statements directly to the Participant

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D            PLAN  Qualified  Plan type
                                        ------------------------------------------------
        SELECTION

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E         SPECIAL   And Transfer of Assets information (IF APPLICABLE)
     INSTRUCTIONS
                   ----------------------------------------------------------------------------------------------------------------

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F     REPLACEMENT  Will this Contract/Certificate replace or change any existing life insurance or annuity in this or any other
         CONTRACT  company? / / Yes / /No

                   If Yes, please explain in Section E, SPECIAL INSTRUCTIONS and request replacement information from your Registered Representative.
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G      ACCEPTANCE  I hereby represent that my answers to the questions on this Application are correct and true to the best of my knowledgy and belief. ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT WHEN BASED ON THE INVESTMENT EXPERIENCE
                   OF THE VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. PAYMENTS AND VALUES BASED ON THE
                   FIXED ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, THE OPERATION OF WHICH MAY RESULT IN UPWARD AND
                   DOWNWARD ADJUSTMENTS IN AMOUNTS PAYABLE. I have read the applicable fraud warning for my state listed on the next page. I acknowledge receipt of current product and fund prospectuses.


                   ------------------------------------------               -----------------------------------------------------
                     Authorized Signature (Group/Owner)                     Trustee Signature (if applicable)

                   ------------------------------------------               -----------------------------------------------------
                          SIGNED AT             City                         State                      Date
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H      REGISTERED  Will this Contract/Certificate replace or change any existing life insurance or annuity in this or any other
   REPRESENTATIVE  company? / / Yes / / No

                   If YES, please explain in Section E, SPECIAL INSTRUCTIONS and complete replacement forms where applicable.

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                     Signature of Registered Representative                 Print name of Registered Representative

                   ------------------------------------------               -----------------------------------------------------
                     Branch Office Address                                  Home Office Address

                   ------------------------------------------               -----------------------------------------------------
                     City                       State     Zip               City                        State           Zip

                   ------------------------------------------               -----------------------------------------------------
                     Telephone                  Fax                         Telephone                   Fax

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I           FRAUD  For applicants in: ARKANSAS, KENTUCKY, MAINE, NEW MEXICO, OHIO AND PENNSYLVANIA:
         WARNINGS     ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION
                      FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS, FOR THE PURPOSE
                      OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS
                      A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.
                   For applicants in the DISTRICT OF COLUMBIA
                      "WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR PURPOSE OF THE INSURER
                      0OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE
                      BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT."
                   For applicants in NEW JERSEY:
                      ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR AN INSURANCE POLICY IS
                      SUBJECT TO CRIMINAL AND CIVIL PENALTIES.
                   For applicants in COLORADO:
  [  PRODUCT          IT IN UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE
       NAME   ]       COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE
                      IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE
                      COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO A POLICY HOLDER OR
                      CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE
                      COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.
                   For applicants in FLORIDA:
                      ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM
                      OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE
                      THIRD DEGREE.
                   AGENT'S FLORIDA LICENSE ID NUMBER:
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